                      UNAUDITED PRO FORMA FINANCIAL DATA

   The following pro forma financial data gives effect to the Cal Fed Acquisition, the SFFed Acquisition and the LMUSA Purchases (collectively, the "Acquisitions"), the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes, the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes. The Branch Purchases and the Home Federal Acquisition have not been reflected in the pro forma financial data because such transactions are not material either individually or in the aggregate.

   The following pro forma financial data as of and for the six months ended June 30, 1996 are based on (i) the historical consolidated statement of financial condition of (Parent) Holdings giving effect to the Cal Fed Acquisition, the issuance of the FN Holdings Preferred Stock and the Offering of New FN Holdings Notes as if such transactions occurred on June 30, 1996, and (ii) the historical consolidated statement of operations of (Parent) Holdings for the six months ended June 30, 1996 giving effect to the Cal Fed Acquisition, the SFFed Acquisition, the LMUSA 1996 Purchase, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes as if such transactions occurred on January 1, 1995. The following pro forma financial data for the year ended December 31, 1995 is based on the historical consolidated statement of operations of (Parent) Holdings for the year ended December 31, 1995 giving effect to the Acquisitions, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes as if such transactions occurred on January 1, 1995. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances. The Acquisitions are accounted for under the purchase method of accounting. Under this method of accounting, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value is determined as of the consummation of each of the Acquisitions. The pro forma financial data do not necessarily reflect the results of operations or the financial position of (Parent) Holdings that actually would have resulted had the Acquisitions, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes occurred at the dates indicated, or project the results of operations or financial position of (Parent) Holdings for any future date or period.

   The pro forma financial data should be read in conjunction with the notes accompanying the Unaudited Pro Forma Financial Data. In addition, the following unaudited pro forma financial data should be read in conjunction with the Consolidated Financial Statements of (Parent) Holdings and the notes thereto, the Consolidated Financial Statements of SFFed and the notes thereto and the Consolidated Financial Statements of Cal Fed and California Federal and the notes thereto, as filed with each Company's Annual Report on Form 10-K.

   Capitalized terms used but not defined herein have the meaning ascribed to them in (Parent) Holdings' Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

                                                      CAL FED ACQUISITION (A)
                                         --------------------------------------------------------
                               (PARENT)                                                    CAL FED
                               HOLDINGS    CAL FED       VALUATION       PRO FORMA       ACQUISITION                   PRO FORMA
                              HISTORICAL HISTORICAL(I) ADJUSTMENTS(II) ADJUSTMENTS(III)   PRO FORMA  CAPITALIZATION(B)  COMBINED
                             ----------- ------------- --------------- ---------------    ---------  ----------------  ---------
ASSETS
Cash and cash equivalents  . $   227,693  $   255,000      $     --      $        --      $   255,000  $   506,500 (1)  $  141,560
                                                                                                           145,000 (2)
                                                                                                          (992,633)(3)
Securities .................     504,296    1,558,400          (800)(1)           --        1,557,600     (300,000)(3)   1,761,896
Mortgage-backed securities     3,509,994    2,140,000         5,000 (1)           --        2,145,000           --       5,654,994
Loans receivable, net  .....  11,862,743    9,669,100       (25,661)(1)           --        9,643,439           --      21,506,182
Covered assets .............      39,349           --            --               --               --           --          39,349
Office premises and
 equipment, net ............      90,203       65,600       (56,633)(1)           --            8,967           --          99,170
Mortgage servicing rights,
 net .......................     381,670        4,773        27,485 (1)           --           32,258           --         413,928
Intangible assets ..........     146,160       15,399       (15,399)(1)      517,171 (1)      517,171           --         663,331
Other assets ...............     952,063      337,128       138,597 (1)           --          529,101       18,500 (1)   1,499,664
                                                             53,376 (1)
                             -----------  -----------  ---------------   -----------     ------------  ------------    -----------
Total assets ............... $17,714,171  $14,045,400      $125,965 (1)  $   517,171      $14,688,536   $ (622,633)    $31,780,074
                             ===========  ===========  ===============   ===========     ============  ============    ===========
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDER'S EQUITY
Deposits ................... $ 9,035,219  $ 8,844,200      $ 30,413 (1)  $        --      $ 8,874,613  $        --     $17,909,832
Borrowings .................   7,583,680    4,211,500        (2,010)(1)           --        4,209,490      525,000 (1)  12,318,170
Other liabilities ..........     466,116      134,000         5,300 (1)           --          139,300           --         605,416
                             -----------  -----------  ---------------   -----------     ------------  ------------    -----------
Total liabilities ..........  17,085,015   13,189,700        33,703               --       13,223,403      525,000      30,833,418
                             -----------  -----------  ---------------   -----------     ------------  ------------    -----------
Cost of the Cal Fed
 Acquisition ...............          --           --            --        1,292,633 (2)    1,292,633   (1,292,633)(3)          --
Minority interest ..........     462,423      172,500            --               --          172,500      150,000 (2)     784,923
Stockholder's equity .......     166,733      683,200        92,262 (1)     (775,462)(3)           --       (5,000)(2)     161,733
                             -----------  -----------  ---------------   -----------     ------------  ------------    -----------
Total liabilities, minority
 interest and stockholder's
 equity .................... $17,714,171  $14,045,400      $125,965      $   517,171      $14,688,536  $  (622,633)    $31,780,074
                             ===========  ===========  ===============   ===========     ============  ============    ===========

- ------------

(A)    See note (A) on page P-3.

(B)    See note (B) on page P-4.

(i) Represents historical amounts obtained from Cal Fed's unaudited financial statements.

(ii) Represents adjustments to (i) record Cal Fed's assets and liabilities at preliminary estimates of their respective fair value and (ii) the elimination of Cal Fed's historical intangible assets.

(iii) Represents adjustments to record (i) the purchase price of the Cal Fed Acquisition, and (ii) the elimination of the equity of Cal Fed.

   Projected pro forma regulatory capital ratios of the Bank: see Note (C) on page P-5.

   Under proposed congressional legislation relative to the recapitalization of the SAIF, a special assessment could be levied against SAIF-insured deposits, which is currently estimated to range from 85 to 90 basis points. The impact of such assessment (at 90 basis points) on the pro forma condensed combined statement of financial condition as of June 30, 1996 would be to (i) increase other liabilities by approximately $148 million and (ii) reduce stockholder's equity by approximately $148 million. See "Regulation--Regulation of Federal Savings Banks--FDIC Assessments."

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) CAL FED ACQUISITION

(1) The Cal Fed Acquisition will be accounted for using the purchase method of accounting. The aggregate purchase price was determined as follows:

 Purchase price, as defined:
 Shares outstanding at June 30, 1996  .   49,395,947
 Options outstanding at June 30, 1996      1,395,300
                                        ------------
    Total .............................   50,791,247
 Purchase price per share .............  $     23.50
                                        ------------
                                         $ 1,193,594
 Exercise of options outstanding (a)  .      (11,218)
                                        ------------
 Purchase price .......................    1,182,376
 Acquisition fees and costs (b)  ......      110,257
                                        ------------
    Total .............................  $ 1,292,633
                                        ============

    The following is a reconciliation of the equity of Cal Fed to the fair value of the net assets to be acquired by FN Holdings:

Equity of Cal Fed at June 30, 1996 ...............              $  683,200
Fair value adjustments (c):
 Securities ......................................   $   (800)
 Mortgage-backed securities ......................      5,000
 Loans receivable, net ...........................    (25,661)
 Mortgage servicing rights .......................     27,485
 Office premises and equipment ...................    (56,633)
 Litigation receivable, net (other assets) (d)  ..    138,597
 Other assets (e) ................................     53,376
 Deposits ........................................    (30,413)
 Borrowings ......................................      2,010
 Other liabilities ...............................     (5,300)
 Elimination of historical intangible assets  ....    (15,399)
                                                   ----------
                                                       92,262       92,262
                                                               -----------
 Fair value of net assets acquired ...............                 775,462
 Purchase cost ...................................               1,292,633
                                                               -----------
 Excess of purchase cost over net assets acquired
  ("goodwill") ...................................              $  517,171
                                                               ===========

   (a) Represents cash to be received by Cal Fed in settlement of stock options and stock appreciation rights outstanding as of June 30, 1996 (1,395,300 options outstanding at an average price of $8.04 per share).

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) CAL FED ACQUISITION (CONTINUED)

   (b) Represents fees and costs consisting of the following:

 Severance costs .......................................  $ 45,500
 Pension plan termination costs ........................     6,700
 Conversion and contract termination costs .............    33,257
 Investment banking, legal and other professional costs     24,800
                                                         ---------
                                                          $110,257
                                                         =========

   (c) Fair value adjustments are amortized against (accreted to) net income as follows:

                                                                                     PERIOD OF AMORTIZATION
              ITEM                      METHOD OF AMORTIZATION (ACCRETION)                (ACCRETION)
- ------------------------------  ------------------------------------------------  --------------------------
Mortgage-backed securities      Level yield method over effective terms of such
                                assets, considering estimated prepayments                 6 to 9 years
Loans receivable                Level yield method over effective terms of such
                                assets, considering estimated prepayments                2 to 12 years
Mortgage servicing rights       Level yield method over effective terms of such
                                assets, considering estimated prepayments                 2 to 7 years
Goodwill                        Straight-line method                                          15 years
Deposits                        Level yield method over stated terms of such
                                liabilities                                               1 to 6 years
Borrowings                      Level yield method over stated terms of such
                                liabilities                                               1 to 9 years

   (d) Represents the estimated after-tax recovery that will inure to the Bank from the California Federal Litigation, net of amounts payable to holders of the Litigation Interests and the Secondary Litigation Interests.

   (e) Includes fair value adjustments to reflect Federal income tax and interest receivable, net of California franchise tax and interest payable.

(2) Represents payment by FN Holdings in connection with the Cal Fed
    Acquisition.

(3) Represents the elimination of the equity of Cal Fed of $775,462.

(B) OFFERING

(1) Represents the issuance of the New FN Holdings Notes:

Proceeds from the issuance of the Notes    $525,000
Less: deferred issuance costs ..........    (18,500)
                                         ----------
 Net proceeds ..........................   $506,500
                                         ==========

(2) Represents the issuance of the FN Holdings Preferred Stock, which is classified as Minority Interest:

Proceeds from the issuance of the FN Holdings Preferred
  Stock .....................................................   $150,000
Less: issuance costs ........................................     (5,000)
                                                              ----------
 Net proceeds ...............................................   $145,000
                                                              ==========








(3) Represents payment by FN Holdings in connection with the Cal Fed Acquisition. The cash portion of the purchase price will be obtained by liquidating certain of Cal Fed's assets at book value, as follows:

Existing cash ......................... $  992,633
Sale of securities available for sale      300,000
                                       -----------
 Purchase Price ......................  $1,292,633
                                       ===========

(C) PROJECTED PRO FORMA REGULATORY CAPITAL RATIOS OF THE BANK

   Prior to or concurrent with the consummation of the Cal Fed Acquisition, the Capital Contribution totalling approximately $650 million will be contributed by FN Holdings to First Nationwide. In addition, the MBS Sale of approximately $2.3 billion of lower-yielding mortgage-backed securities is expected to occur shortly before or simultaneously with the closing of the Cal Fed Acquisition. Substantially all the securities to be included in the MBS Sale are recorded in California Federal's investment portfolio. It is expected that the MBS Sale will be effected at carrying value of the assets, with no gain or loss recorded on the sale.

   After giving effect to the Cal Fed Acquisition, the Capital Contribution and the MBS Sale, at June 30, 1996, on a pro forma basis, the Bank is expected to be "well capitalized."

                                          DOLLAR AMOUNT    PERCENT
                                        ---------------  ---------
                                         (IN THOUSANDS)
REGULATORY CAPITAL RATIOS OF THE BANK:
 Tangible capital .....................    $1,508,123        5.18%
 Core capital .........................     1,508,123        5.18
 Risk-based capital:
  Core capital ........................     1,508,123        8.18
  Total capital .......................     1,841,735       10.02

   The amount of adjusted total assets used for the tangible and core capital ratios was approximately $28.7 billion. Risk-weighted assets used for the risk-based core and total capital ratios amounted to approximately $18.1 billion.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                  SFFED     LMUSA 1996    CAL FED
                                     (PARENT)  ACQUISITION PURCHASE PRO ACQUISITION  BRANCH SALES
                                     HOLDINGS   PRO FORMA     FORMA      PRO FORMA    PRO FORMA      PRO FORMA     PRO FORMA
                                    HISTORICAL  TOTALS(A)   TOTALS(B)    TOTALS(C)    TOTALS(D)    ADJUSTMENTS(E)   COMBINED
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
INTEREST INCOME:
Loans receivable ..................  $478,745    $21,821        $   --   $383,650      $   (110)      $      --     $  884,106
Securities ........................    15,696      1,017            --     54,900            --              --         71,613
Mortgage-backed securities ........   130,422      3,174            --     86,600            --              --        220,196
Other interest income .............     1,413         --            --    (15,801)           --              --        (14,388)
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
 Total interest income ............   626,276     26,012            --    509,349          (110)             --      1,161,527
INTEREST EXPENSE:
Deposits ..........................   222,656     12,401            --    216,500       (40,742)             --        410,815
Borrowings ........................   197,265      6,114          (848)   112,450        44,835          46,212 (1)    406,028
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
 Total interest expense ...........   419,921     18,515          (848)   328,950         4,093          46,212        816,843
Net interest income ...............   206,355      7,497           848    180,399        (4,203)        (46,212)       344,684
Provision for loan losses .........    19,800        500            --     20,400            --              --         40,700
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
Net interest income after
 provision for loan losses ........   186,555      6,997           848    159,999        (4,203)        (46,212)       303,984
NONINTEREST INCOME:
Customer banking fees .............    23,806        199            --     24,100        (3,965)             --         44,140
Mortgage banking operations  ......    60,765        191         3,484      2,400            --              --         66,840
Net gain (loss) on sales of assets    415,378     (1,140)           --        300            10              --        414,548
Other .............................    19,642        239            51     13,700          (163)             --         33,469
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
 Total noninterest income .........   519,591       (511)        3,535     40,500        (4,118)             --        558,997
NONINTEREST EXPENSE:
Compensation and benefits .........   110,866      1,257         2,070     33,964        (4,337)             --        143,820
Other .............................   111,742      2,616         1,099     78,787        (3,387)          2,150 (2)    193,007
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
 Total noninterest expense ........   222,608      3,873         3,169    112,751        (7,724)          2,150        336,827
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------

Income (loss) before income taxes
 and minority interest ............   483,538      2,613         1,214     87,748          (597)        (48,362)       526,154
Income tax (benefit) expense  .....   (81,975)       369           120     11,583           (59)         (4,759)(3)    (74,721)
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
Net income (loss) before minority
 interest .........................   565,513      2,244         1,094     76,165          (538)        (43,603)       600,875
MINORITY INTEREST .................   134,733        449           219     26,673          (108)          1,969 (4)    163,935
                                    ---------- ----------- -----------  -----------  ------------  --------------  -----------
Net income (loss) .................  $430,780    $ 1,795          $875   $ 49,492      $   (430)       $(45,572)    $  436,940 (5)
                                    ========== =========== ===========  ===========  ============  ==============  ===========

- ------------

   (A) See note (A) on page P-7.

   (B) See note (B) on page P-10.

   (C) See note (C) on page P-12.

   (D) See note (D) on page P-15.

   (E) See note (E) on page P-17.

   (i) Includes the following:
       (a) gains of approximately $334.2 million (on an after-tax basis) realized in connection with the Branch Sales;
       (b) gain of approximately $12 million representing Cal Fed's gain on branch sales;
       (c) deferred tax benefit of First Nationwide of $125 million;
       (d) after-tax gain on sale of ACS (as defined herein) common stock of $36.4 million; and
       (e) Incentive Plan expense of $27.4 million (on an after-tax basis).

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                  ONE MONTH ENDED JANUARY 31, 1996 (A)
                                     -------------------------------------------------------------
                                                                                          SFFED
                                                                                       ACQUISITION
                                                       VALUATION        PRO FORMA       PRO FORMA
(A) SFFED ACQUISITION                  HISTORICAL   ADJUSTMENTS (B)  ADJUSTMENTS (C)     TOTALS
- -----------------------------------  ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...................    $20,524        $   1,297 (1)      $ --           $21,821
Securities .........................      1,017               --            --             1,017
Mortgage-backed securities .........      2,976              198 (1)        --             3,174
Other interest income ..............         --               --            --                --
                                     ------------  ---------------  ---------------  -------------
 Total interest income .............     24,517            1,495            --            26,012
INTEREST EXPENSE:
Deposits ...........................     11,693              708 (1)        --            12,401
Borrowings .........................      5,861              253 (1)        --             6,114
                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............     17,554              961            --            18,515
                                     ------------  ---------------  ---------------  -------------
Net interest income ................      6,963              534            --             7,497
Provision for loan losses ..........        500               --            --               500
                                     ------------  ---------------  ---------------  -------------
Net interest income after provision
 for loan losses ...................      6,463              534            --             6,997
NONINTEREST INCOME:
Customer banking fees ..............        199               --            --               199
Mortgage banking operations  .......        557             (366)(1)        --               191
Net gain (loss) on sales of assets       (1,140)              --            --            (1,140)
Other ..............................        239               --            --               239
                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........       (145)            (366)           --              (511)
NONINTEREST EXPENSE:
Compensation and benefits ..........      6,041               --         (4,784)(3)        1,257
Other ..............................      4,315            1,076 (2)     (2,775)(4)        2,616
                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........     10,356            1,076         (7,559)           3,873
                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes
 and minority interest .............     (4,038)            (908)         7,559            2,613
Income tax (benefit) expense  ......     (4,993)              --          5,362 (5)          369
                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority
 interest ..........................        955             (908)         2,197            2,244
MINORITY INTEREST ..................         --               --            449 (6)          449
                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................    $   955         $   (908)   $     1,748          $ 1,795
                                     ============  ===============  ===============  =============

- ------------

   (a) The SFFed Acquisition was consummated on February 1, 1996. Historical results represent unaudited results of operations of SFFed for the month ended January 31, 1996.

   (b) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (c) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide's and (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide, and (iii) income taxes relative to the SFFed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                     IMPACT ON INCOME BEFORE
                                                                                    INCOME TAXES AND MINORITY
                                                                                        INTEREST INCREASE
(A) SFFED ACQUISITION (CONTINUED)                                                          (DECREASE)
- ---------------------------------------------------------------------------------  -------------------------
(1) Represents amortization or accretion of fair value adjustments as follows:
    Loans receivable, net .........................................................                   $1,297
    Mortgage-backed securities ....................................................                      198
    Deposits ......................................................................                     (708)
    Borrowings ....................................................................                     (253)
    Mortgage servicing rights .....................................................                     (366)
                                                                                                      ======

                                                                                        IMPACT ON INCOME
                                                                                       BEFORE INCOME TAXES
                                                                                      AND MINORITY INTEREST
                                                                                       INCREASE (DECREASE)
                                                                                   -------------------------
(2) Represents adjustments consisting of the following:
    Amortization of fair value adjustments--amortization of goodwill .............                  $(1,131)
    Elimination of amortization of SFFed's historical goodwill ...................                       55
                                                                                                    -------
                                                                                                    $(1,076)
                                                                                                    =======

(3) Represents adjustments to compensation and benefits expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings:
       Decrease in compensation and benefits due to the reduction in headcount from
       620 at January 1, 1996 to approximately 260 after the consummation of the SFFed
       Acquisition. Substantially all retained employees represent retail branch
       personnel. ................................................................                   $1,586
       Elimination of certain nonrecurring expenses recorded by SFFed related  to the acquisition by (Parent) Holdings:
         Accrual for severance for employees noticed for termination in  January
         1996 ....................................................................                    2,459
         Directors retirement plan and fees ......................................                      388
         Expense related to restricted stock options .............................                      351
                                                                                                    -------
                                                                                                     $4,784
                                                                                                    =======

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
  NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                        SIX MONTHS ENDED JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings. Substantially all of SFFed's operations have been consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed. The estimates are based on the pro-rata portion of the annual expense reduction computed for the year ended December 31, 1995.

                                                               SFFED        COST OF        1995
                                                             HISTORICAL     ONGOING       EXPENSE
                                                               COSTS       OPERATIONS    REDUCTION
                                                           ------------  ------------  -----------
    Expense decreases due to consolidation:
     Mortgage banking operations:
      Occupancy expenses, including insurance  ...........    $ 1,329       $   588       $   741
      Travel, automobile and employee dues  ..............        282            67           215
      Telecommunications, postage and supplies  ..........        900           214           686
      Other, net  ........................................      1,047           460           587
                                                           ------------  ------------  -----------
       Subtotal mortgage banking operations  .............    $ 3,558       $ 1,329       $ 2,229
                                                           ============  ============  ===========
     Retail Banking operations--reductions due to
      consolidation of ten retail branches and retail
      operations center:
      Occupancy expenses, including insurance  ...........    $11,220       $ 3,405       $ 7,815
      SAIF assessment reduction based on lower historical
       assessment rate for First Nationwide  .............      6,811         6,011           800
      Travel, automobile and employee dues  ..............        410            60           350
      Telecommunications and data processing  ............      1,766           364         1,402
      Postage and messenger costs  .......................        666           473           193
      Other costs, net  ..................................        216           108           108
                                                           ------------  ------------  -----------
       Subtotal retail banking operations  ...............    $21,089       $10,421       $10,668
                                                           ============  ============  ===========
     Overhead areas, including executive offices, legal,
     human resources, information services, accounting,
     and strategic planning areas:
      Occupancy costs  ...................................    $ 1,316       $    --       $ 1,316
      Data processing costs  .............................      2,848         1,000         1,848
      Marketing and advertising expenses  ................      2,094           500         1,594
      Other overhead costs  ..............................      8,072         8,072            --
                                                           ------------  ------------  -----------
       Subtotal overhead areas  ..........................    $14,330       $ 9,572       $ 4,758
                                                           ============  ============  ===========
        Total decreases due to consolidation  ............    $38,977       $21,322       $17,655
                                                           ============  ============  ===========
    Estimated impact on January 1996  ................................................    $ 1,471
   Elimination of certain nonrecurring expenses recorded by  SFFed related to the acquisition by First Nationwide:
     Retirement of office, premises and equipment  ...................................      1,115
     Directors and officers insurance premiums  ......................................        189
                                                                                       -----------
        Total expense reduction for the month ended January 31, 1996  ................    $ 2,775
                                                                                       ===========

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31, 1996 related to the SFFed Acquisition was computed as follows:
      Income before taxes  ...........................................................    $ 2,613
      Add: permanent differences--amortization of goodwill  ..........................      1,131
                                                                                       -----------
      Taxable income  ................................................................    $ 3,744
                                                                                       ===========
      Federal AMT, reduced, to the extent of 90%, by net operating loss carryovers  ..    $    69
      State taxes, at an assumed rate of 8%  .........................................        300
                                                                                       -----------
                                                                                          $   369
                                                                                       ===========

(6) Represents 20% minority interest relative to $2,244 in pro forma net income relating to the
    SFFed Acquisition.


                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                   ONE MONTH ENDED JANUARY 31, 1996 (A)
                                                    ------------------------------------------------------------------
                                                                                                              LMUSA 1996
                                                                                          PRO FORMA          PURCHASE PRO
(B) LMUSA 1996 PURCHASE                            HISTORICAL (A)  ADJUSTMENTS (B)     ADJUSTMENTS (C )      FORMA TOTALS
- ----------------------------------------------    --------------  ---------------     ---------------     ----------------
INTEREST INCOME:
Loans receivable .............................       $  --            $  --                $  --                $  --
Securities ...................................          --               --                   --                   --
Mortgage-backed securities ...................          --               --                   --                   --
Other interest income ........................          --               --                   --                   --
                                                     -------          -------              -------              -------
  Total interest income ......................          --               --                   --                   --
INTEREST EXPENSE:
Deposits .....................................          --               --                   --                   --
Borrowings ...................................          --               --                   (848)(2)             (848)
                                                     -------          -------              -------              -------
  Total interest expense .....................          --               --                   (848)                (848)
                                                     -------          -------              -------              -------
Net interest income ..........................          --               --                    848                  848
Provision for loan losses ....................          --               --                   --                   --
                                                     -------          -------              -------              -------
Net interest income after provision for loan
 losses ......................................          --               --                    848                  848
NONINTEREST INCOME:
Customer banking fees ........................          --               --                   --                   --
Mortgage banking operations ..................         5,363           (1,879)(1)             --                  3,484
Net gain (loss) on sales of assets ...........          --               --                   --                   --
Other ........................................            51             --                   --                     51
                                                     -------          -------              -------              -------
  Total noninterest income ...................         5,414           (1,879)                --                  3,535
NONINTEREST EXPENSE:
Compensation and benefits ....................         2,070             --                   --                  2,070
Other ........................................         1,940             --                   (841)(3)            1,099
                                                     -------          -------              -------              -------
  Total noninterest expense ..................         4,010             --                   (841)               3,169
                                                     -------          -------              -------              -------
Income (loss) before income taxes and minority
 interest ....................................         1,404           (1,879)               1,689                1,214
Income tax (benefit) expense .................          --               --                    120                  120
                                                     -------          -------              -------              -------
Net income (loss) before minority interest ...         1,404           (1,879)               1,569                1,094
MINORITY INTEREST ............................          --               --                    219                  219
                                                     -------          -------              -------              -------
Net income (loss) ............................       $ 1,404          $(1,879)             $ 1,350              $   875
                                                     =======          =======              =======              =======

- ------------

   (a) The LMUSA 1996 Purchase was consummated on January 31, 1996. Accordingly, historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the month ended January 31, 1996 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

   (b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

   (c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) elimination of certain other noninterest expense due to consolidation with the Bank's existing mortgage banking operations, and (iii) income taxes relative to the LMUSA 1996 Purchase.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(B) LMUSA 1996 Purchase (continued)

(1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                              IMPACT ON INCOME BEFORE
                                 INCOME TAXES AND
                                 MINORITY INTEREST
                                INCREASE/(DECREASE)
                             -----------------------
Pro forma amortization  ....          $(2,284)
Historical amortization (i)               405
                             -----------------------
                                      $(1,879)
                             =======================

         (i) Represents elimination of amortization of mortgage servicing rights of $405 included in LMUSA's historical statement of operations for the month ended January 31, 1996.

(2) Represents a decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide.

(3) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA 1996 Purchase and (ii) the consolidation of the LMUSA 1996 Purchase into the Bank's existing mortgage banking operations, as follows:

                                                                                 DECREASE IN
                                                        LMUSA       ESTIMATED       OTHER
                                                      HISTORICAL     FUTURE      NONINTEREST
                                                        COSTS         COSTS        EXPENSE
                                                    ------------  -----------  -------------
Components of LMUSA historical noninterest
 expense:
 Facilities depreciation ..........................     $  128    $   -- (ii)       $(128)
 Data processing, document storage, administrative
  services and management fees ....................        833       120 (iii)       (713)
 Other miscellaneous costs ........................        979       979               --
                                                    ------------  -----------  -------------
                                                        $1,940    $1,099            $(841)
                                                    ============  ===========  =============

    (ii) Represents historical amounts related to operations not included in the LMUSA 1996 Purchase.

   (iii) Represents amounts necessary to replace these services based on (Parent) Holdings' historical annual cost per loan based on the average number of loans serviced.

(4) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31, 1996 related to the LMUSA 1996 Purchase was computed as follows:

 Federal AMT, reduced, to the extent of 90%, by net
   operating loss carryovers ......................  $ 23
 State taxes, at an assumed rate of 8% ............    97
                                                    -----
                                                     $120
                                                    =====

(5) Represents 20% minority interest relative to $1,094 in pro forma net income relating to the LMUSA 1996 Purchase.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                                         CAL FED
                                                                                                       ACQUISITION
                                                        CAL FED        VALUATION        PRO FORMA       PRO FORMA
(C) CAL FED ACQUISITION                                HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
- ---------------------------------------------------  ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...................................    $376,100       $  7,550 (1)   $         --      $383,650
Securities .........................................      54,900             --                 --        54,900
Mortgage-backed securities .........................      75,200         11,400 (1)             --        86,600
Other interest income ..............................       2,800             --           (18,601)(3)    (15,801)
                                                     ------------  ---------------  ---------------  -------------
 Total interest income .............................     509,000         18,950           (18,601)       509,349
INTEREST EXPENSE:
Deposits ...........................................     221,500         (5,000)(1)             --       216,500
Borrowings .........................................     113,100           (650)(1)             --       112,450
                                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............................     334,600         (5,650)                --       328,950
                                                     ------------  ---------------  ---------------  -------------
Net interest income ................................     174,400         24,600           (18,601)       180,399
Provision for loan losses ..........................      20,400             --                 --        20,400
                                                     ------------  ---------------  ---------------  -------------
Net interest income after provision for loan losses      154,000         24,600           (18,601)       159,999
NONINTEREST INCOME:
Customer banking fees ..............................      24,100             --                 --        24,100
Mortgage banking operations ........................       5,600         (3,200)(1)             --         2,400
Net gain (loss) on sales of assets .................         300             --                 --           300
Other ..............................................      13,700             --                 --        13,700(6)
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........................      43,700         (3,200)                --        40,500
NONINTEREST EXPENSE:
Compensation and benefits ..........................      48,000             --            (14,036)(4)    33,964
Other ..............................................      76,000         28,227 (2)        (25,440)(4)    78,787
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........................     124,000         28,227            (39,476)      112,751
                                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes and minority
 interest ..........................................      73,700        (6,827)             20,875        87,748
Income tax (benefit) expense .......................         100            --              11,483 (5)    11,583
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest  ........      73,600        (6,827)              9,392        76,165
MINORITY INTEREST ..................................      14,300            --              12,373 (7)    26,673
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................................    $ 59,300       $(6,827)       $    (2,981)      $ 49,492
                                                     ============  ===============  ===============  =============

- ------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

   (b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed's operations with (Parent) Holdings' and (iii) income taxes relative to the Cal Fed Acquisition.

                                   P-12





                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION
- -----------------------

(1) Represents amortization or accretion of fair value adjustments as follows:


                                IMPACT ON INCOME
                               BEFORE INCOME TAXES
                              AND MINORITY INTEREST
                               INCREASE/(DECREASE)
                             ---------------------
Loans receivable, net  .....         $ 7,550
Mortgage-backed securities            11,400
Deposits ...................           5,000
Borrowings .................             650
Mortgage servicing rights  .          (3,200)
                                    =========


(2)    Represents adjustments consisting of the following:

                                                                  IMPACT ON INCOME
                                                                 BEFORE INCOME TAXES
                                                                AND MINORITY INTEREST
                                                                 INCREASE/(DECREASE)
                                                               ---------------------
Amortization of fair value adjustment--amortization of
 goodwill ....................................................        $(29,965)
Elimination of amortization of Cal Fed's historical
 intangible assets ...........................................           1,738
                                                                     -----------
                                                                      $(28,227)
                                                                     ===========

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of (Parent) Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of 850, or approximately 36%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the six months ended June 30, 1996 represents a 32% reduction over historical levels based on management's current transition plan for the second year following the consummation of the Cal Fed Acquisition:

                            CAL FED       COST OF      ADJUSTMENT-
                           HISTORICAL     ONGOING        EXPENSE
BUSINESS AREA:               COSTS       OPERATIONS     REDUCTION
- -----------------------  ------------  ------------  -------------
Compensation:
 Retail Banking ........    $24,369       $24,163        $   206
 Information Technology         283           634           (351)
 Commercial Real Estate       3,847         1,095          2,752
 Mortgage Banking ......     10,396         6,301          4,095
 Legal .................        905           412            493
 Finance ...............      2,967           616          2,351
 Internal Audit ........        689           141            548
 Executive and Other  ..      2,320           162          2,158
 Human Resources .......      1,412           231          1,181
 Corporate Services  ...        855           252            603
                         ------------  ------------  -------------
                             48,043        34,007         14,036

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                    CAL FED       COST OF      ADJUSTMENT-
                                  HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                       COSTS       OPERATIONS     REDUCTION
- ------------------------------  -------------  ------------  -------------
Occupancy & Other Expense:
 Retail Banking ...............    $ 31,457       $13,570        $17,887
 Information Technology  ......      14,297         4,776          9,521
 Commercial Real Estate  ......       1,366           254          1,112
 Mortgage Banking .............       1,407         2,242           (835)
 Legal ........................       1,715         3,430         (1,715)
 Finance ......................       2,812           380          2,432
 Internal Audit ...............         317            22            295
 Executive and Other ..........       4,364           305          4,059
 Human Resources ..............       1,640           115          1,525
 Corporate Services ...........       2,971        11,812         (8,841)
                                -------------  ------------  -------------
                                     62,346        36,906         25,440
SAIF Deposit Insurance Premium       11,872        11,872             --
                                -------------  ------------  -------------
 Total Noninterest Expense  ...    $122,261(i)    $82,785        $39,476
                                =============  ============  =============

   (i) Balance represents total historical noninterest expense of $124,000 less historical amortization of intangible assets already adjusted in note 2 on page P-13.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Cal Fed Acquisition was computed as follows:

Income before taxes .............................................   $118,841
Add back: permanent differences--amortization of goodwill  ......     25,200
                                                                  ----------
Taxable income ..................................................   $144,041
                                                                  ==========
Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  2,651
State taxes, at an assumed rate of 8% ...........................     11,524
                                                                  ----------
                                                                    $ 14,175
                                                                  ==========

(6) Includes $12,000 gain on sale of California Federal's branches in San Diego county.

(7) Represents 20% minority interest relative to $61,865 in pro forma net income relating to the Cal Fed Acquisition after giving effect to the Cal Fed preferred stock dividends of $14,300.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                               BRANCH SALES
                                                OHIO SALE     MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
(D) BRANCH SALES                                PRO FORMA       PRO FORMA       PRO FORMA         TOTALS
- --------------------------------------------  ------------  ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable ............................      $    (6)(a)    $    (27)(a)     $    (77)(a)  $   (110)
Securities ..................................           --              --               --            --
Mortgage-backed securities ..................           --              --               --            --
Other interest income .......................           --              --               --            --
                                              ------------  ---------------  --------------  --------------
 Total interest income ......................           (6)            (27)             (77)         (110)
INTEREST EXPENSE:
Deposits ....................................       (3,392)(a)     (17,009)(a)      (20,341)(a)   (40,742)
Borrowings ..................................        3,522 (1)      19,560 (1)       21,753 (1)    44,835
                                              ------------  ---------------  --------------  --------------
 Total interest expense .....................          130           2,551            1,412         4,093
                                              ------------  ---------------  --------------  --------------
Net interest income .........................         (136)         (2,578)          (1,489)       (4,203)
Provision for loan losses ...................           --              --               --            --
                                              ------------  ---------------  --------------  --------------
Net interest income after provision for loan
 losses .....................................         (136)         (2,578)          (1,489)       (4,203)
NONINTEREST INCOME:
Customer banking fees .......................         (256)(a)      (2,147)(a)       (1,562)(a)    (3,965)
Mortgage banking operations .................           --              --               --            --
Net gain (loss) on sales of assets ..........           --               2                8            10
Other .......................................          (15)(a)         (63)(a)          (85)(a)      (163)
                                              ------------  ---------------  --------------  --------------
 Total noninterest income ...................         (271)         (2,208)          (1,639)       (4,118)
NONINTEREST EXPENSE:
Compensation and benefits ...................         (516)(a)      (2,133)(a)       (1,688)(a)    (4,337)
Other .......................................         (265)(a)      (1,456)(a)       (1,666)(a)    (3,387)
                                              ------------  ---------------  --------------  --------------
 Total noninterest expense ..................         (781)         (3,589)          (3,354)       (7,724)
                                              ------------  ---------------  --------------  --------------
Income (loss) before income taxes and
 minority interest ..........................          374          (1,197)             226          (597)
Income tax (benefit) expense ................           37            (118)              22           (59)(2)
                                              ------------  ---------------  --------------  --------------
Net income (loss) before minority interest  .          337          (1,079)             204          (538)
MINORITY INTEREST ...........................           67            (216)              41          (108)(3)
                                              ------------  ---------------  --------------  --------------
Net income (loss) ...........................  $       270     $      (863)     $       163      $   (430)
                                              ============  ===============  ==============  ==============

- ------------

(a) Represents historical information for the six months ended June 30, 1996 related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations. Amounts represent historical information from January 1, 1996 through the date of sale.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)

(1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

   SALE                    DEPOSITS               PRE-TAX     AMOUNT                            PRO FORMA
   DATE       LOCATION       SOLD       ASSETS     GAIN      BORROWED       RATE      DAYS   INTEREST EXPENSE
- ---------  ------------  -----------  --------  ---------  -----------  ----------  ------  ----------------
 1/19/96   Ohio            1,392,561    20,480    130,664    1,241,417      5.45%(i)   19        $ 3,522
                                                                                            ================
 1/12/96   New York          416,476     5,997     32,967      377,512      5.45%(i)   12        $   676
 2/23/96   New York          270,046     1,838     17,054      251,154      5.45%(i)   54          2,025
 3/15/96   New York          615,572     8,083     48,975      558,514      5.45%(i)   75          6,255
 3/22/96   New Jersey        501,262     6,396     35,934      458,932      5.45%(i)   82          5,619
 3/22/96   New York          637,045     9,465     41,311      586,269      5.45%(i)   82          7,178
                                                                                            ----------------
           Total Northeast                                                                       $21,753
                                                                                            ================

 6/28/96   Michigan          799,226    15,060     56,411      727,755      5.45%(i)  180        $19,560
                                                                                            ================

       (i) Rate represents the average rates paid on new borrowings used to finance the Branch Sales during the six months ended June 30, 1996.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Branch Sales was computed as follows:

 Federal AMT, reduced, to the extent of 90%, by net operating
   loss carryovers .............................................   $(11)
 State taxes, at an assumed rate of 8% .........................    (48)
                                                                 -------
                                                                   $(59)
                                                                 =======

(3) Represents 20% minority interest relative to $538 in pro forma losses relating to the Branch Sales.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(E) PRO FORMA ADJUSTMENTS

(1)    Represents interest expense as follows:

 $525 million New FN Holdings Notes at 10 3/4% per annum
  (estimated) ................................................   $28,219
 $140 million FN Holdings 9 1/8% Senior Subordinated Notes
  issued January 31, 1996 (expense for one month)  ...........     1,065
 $455 million (Parent) Holdings 12 1/2 Senior Notes issued
  April 17, 1996 (interest expense and amortization of
  original issue discount for the period January 1-April 16,
  1996) ......................................................    16,928
                                                               ---------
                                                                 $46,212
                                                               =========

  A change in the interest rate payable with respect to the New FN Holdings Notes of .25% would change interest expense by $656.

(2)    Represents the amortization of:

 $18,500 in deferred debt issuance costs over the seven year
  term of New FN Holdings Notes .................................    $ 1,321
 $5,600 in deferred debt issuance costs over the seven year term of the FN Holdings 9 1/8% Senior Subordinated Notes (for one
  month) ........................................................         67
 $18,076 in defered debt issuance cost over the seven year term of the (Parent) Holdings 12 1/2 Senior Notes for the period
  January 1-April 16, 1996 ......................................        762
                                                                 -----------
                                                                      $2,150
                                                                 ===========

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the issuance of the FN Holdings 9 1/8% Senior Subordinated Notes, the New FN Holdings Notes and the (Parent) Holdings 12 1/2 Senior Notes was computed as follows:

Federal AMT, reduced to the extent of 90%, by net
 operating loss carryovers ................................   $  (890)
State taxes, at an assumed rate of 8% .....................    (3,869)
                                                            ---------
                                                              $ 4,759
                                                            =========

(4) Represents dividends on FN Holdings Preferred Stock (estimated at 10% per annum). A change of .25% in the dividend rate payable with respect to the FN Holdings Preferred Stock would change dividends by $188. Also includes 20% minority interest relative to $27,654, net of tax, in pro forma expenses relating to the New FN Holdings Notes and the FN Holdings 9 1/8% Senior Subordinated Notes.

(5) Management expects the Bank to maintain its "well capitalized" status upon consummation of the Cal Fed Acquisition. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed prior to the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                                      SFFED        LMUSA        CAL FED
                                       (PARENT)    ACQUISITION   PURCHASES   ACQUISITION BRANCH SALES
                                       HOLDINGS     PRO FORMA    PRO FORMA    PRO FORMA   PRO FORMA      PRO FORMA     PRO FORMA
                                      HISTORICAL    TOTALS(A)    TOTALS(B)    TOTALS(C)   TOTALS(D)    ADJUSTMENTS(E)   COMBINED
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
INTEREST INCOME:
Loans receivable ..................   $  823,864    $230,713      $22,477    $  722,000   $    (623)  $       --      $1,798,431
Securities ........................       28,396      10,685           --       124,200          --           --         163,281
Mortgage-backed securities ........      212,880      62,403           --       192,600          --           --         467,883
Other interest income .............       10,705          --           --       (24,322)         --           --         (13,617)
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
 Total interest income ............    1,075,845     303,801       22,477     1,014,478        (623)          --       2,415,978

INTEREST EXPENSE:
Deposits ..........................      447,359     143,797           --       396,200    (211,530)          --         775,826
Borrowings ........................      287,456      74,587        2,018       245,400     280,671      126,088 (1)   1,016,220
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
 Total interest expense ...........      734,815     218,384        2,018       641,600      69,141      126,088       1,792,046

Net interest income ...............      341,030      85,417       20,459       372,878     (69,764)    (126,088)        623,932
Provision for loan losses .........       37,000      11,094           --        31,800          --           --          79,894
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------

Net interest income after
 provision for loan losses ........      304,030      74,323       20,459       341,078     (69,764)    (126,088)        544,038

NONINTEREST INCOME:
Customer banking fees .............       47,493       5,291           --        42,100     (22,228)          --          72,656
Mortgage banking operations .......       70,265         860       76,445         3,600          --           --         151,170
Net gain (loss) on sales of assets           147          --       (1,851)        6,600          --           --           4,896
Other .............................       33,068       1,677        2,690         2,400        (789)          --          39,046
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
 Total noninterest income .........      150,973       7,828       77,284        54,700     (23,017)          --         267,768

NONINTEREST EXPENSE:
Compensation and benefits .........      154,288      11,141       19,500        69,408     (19,476)          --         234,861
Other .............................      178,265      34,896       38,081       158,926     (25,823)       6,025 (2)     390,370
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
 Total noninterest expense ........      332,553      46,037       57,581       228,334     (45,299)       6,025         625,231
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
Income (loss) before income taxes,
 extraordinary item and minority
 interest  ........................      122,450      36,114       40,162       167,444     (47,482)    (132,113)        186,575
Income tax (benefit) expense ......      (57,185)      4,890        3,952        22,374      (4,671)     (13,000)(3)     (43,640)
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
Income (loss) before extraordinary
 item and minority interest .......      179,635      31,224       36,210       145,070     (42,811)    (119,113)        230,215

Extraordinary item--gain on early
 extinguishment of FHLB advances,
 net  .............................        1,967          --           --            --          --           --           1,967
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
Net income (loss) before
  minority interest  ..............      181,602      31,224       36,210       145,070     (42,811)    (119,113)        232,182

MINORITY INTEREST .................       59,138       6,245        7,242        49,494      (8,562)       1,899 (4)     115,456
                                    ------------ ------------- ----------- ------------- ----------- --------------  ------------
Net income (loss) .................   $  122,464    $ 24,979      $28,968    $   95,576   $ (34,249)  $ (121,012)    $   116,726(5)
                                    ============ ============= =========== ============= =========== ==============  ============

- ------------

   (A) See note (A) on page P-19.

   (B) See note (B) on page P-23.

   (C) See note (C) on page P-25.

   (D) See note (D) on page P-28.

   (E) See note (E) on page P-30.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(A) SFFED ACQUISITION

                                                                                                      SFFED
                                                                                                   ACQUISITION
                                                                    VALUATION       PRO FORMA       PRO FORMA
                                                      HISTORICAL   ADJUSTMENTS(A)  ADJUSTMENTS(B)     TOTALS
                                                     ------------  --------------  --------------  -------------
INTEREST INCOME:
Loans receivable .................................     $ 215,147      $  15,566 (1)    $     --        $ 230,713
Securities .......................................        10,685           --                --           10,685
Mortgage-backed securities .......................        60,024          2,379 (1)          --           62,403
Other interest income ............................          --             --                --             --
                                                       ---------      ---------         ---------      ---------
 Total interest income ...........................       285,856         17,945              --          303,801
INTEREST EXPENSE:
Deposits .........................................       135,299          8,498 (1)          --          143,797
Borrowings .......................................        71,543          3,044 (1)          --           74,587
                                                       ---------      ---------         ---------      ---------
 Total interest expense ..........................       206,842         11,542              --          218,384
                                                       ---------      ---------         ---------      ---------
Net interest income ..............................        79,014          6,403              --           85,417
Provision for loan losses ........................        11,094           --                --           11,094
                                                       ---------      ---------         ---------      ---------
Net interest income after provision for
 loan losses .....................................        67,920          6,403              --           74,323
NONINTEREST INCOME:
Customer banking fees ............................         5,291           --                --            5,291
Mortgage banking operations ......................         5,255         (4,395)(1)          --              860
Net loss on sales of assets ......................          --             --                --             --
Other ............................................         1,677           --                --            1,677
                                                       ---------      ---------         ---------      ---------
 Total noninterest income ........................        12,223         (4,395)             --            7,828
NONINTEREST EXPENSE:
Compensation and benefits ........................        35,518           --             (24,377)(3)     11,141
Other ............................................        43,257         12,905 (2)       (21,266)(4)     34,896
                                                       ---------      ---------         ---------      ---------
 Total noninterest expense .......................        78,775         12,905           (45,643)        46,037
                                                       ---------      ---------         ---------      ---------
Income (loss) before income taxes,
 extraordinary item and minority interest ........         1,368        (10,897)           45,643         36,114
Income tax (benefit) expense .....................         1,568           --               3,322          4,890
                                                       ---------      ---------         ---------      ---------
Income (loss) before extraordinary item
 and minority interest ...........................          (200)       (10,897)           42,321         31,224
Extraordinary item--gain on early
 extinguishment of FHLB advances, net ............          --             --                --             --
                                                       ---------      ---------         ---------      ---------
Net income (loss) before minority interest .......          (200)       (10,897)           42,321         31,224
MINORITY INTEREST ................................          --             --               6,245          6,245
                                                       ---------      ---------         ---------      ---------
Net income (loss) ................................     $    (200)     $ (10,897)        $  36,076      $  24,979
                                                       =========      =========         =========      =========

- ------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (b) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide, (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide and (iii) income taxes relative to the SFFed Acquisition.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                                IMPACT ON INCOME
                              BEFORE INCOME TAXES,
                             EXTRAORDINARY ITEM AND
                               MINORITY INTEREST
                              INCREASE/(DECREASE)
                            ----------------------
Loans receivable, net  ....         $15,566
Mortgage-backed securities            2,379
Deposits ..................          (8,498)
Borrowings ................          (3,044)
Mortgage servicing rights            (4,395)
                            ======================

(2) Represents adjustments consisting of the following:

                                                               IMPACT ON INCOME
                                                             BEFORE INCOME TAXES,
                                                            EXTRAORDINARY ITEM AND
                                                              MINORITY INTEREST
                                                             INCREASE/(DECREASE)
                                                           ----------------------
Amortization of goodwill .................................         $(13,574)
Elimination of amortization of SFFed's historical
 goodwill ................................................              669
                                                           ----------------------
                                                                   $(12,905)
                                                           ======================

(3) Represents adjustments to noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings and the elimination of nonrecurring historical expenses related to the SFFed
    Acquisition:

Decrease in compensation and benefits due to the reduction in headcount from
 620 at January 1, 1995 to approximately 260 after the consummation of the
 SFFed Acquisition. Substantially all retained employees represent retail
 branch personnel  ............................................................   $19,037

Elimination of certain accruals recorded by SFFed related to the acquisition by (Parent) Holdings:
  Payments under employment contracts .........................................     2,080
  Accruals for benefit plans frozen by First Nationwide .......................     3,260
                                                                                ---------
                                                                                  $24,377
                                                                                =========

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings and the elimination of nonrecurring historical expenses of SFFed. Substantially all of SFFed's operations have been consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

                                                       SFFED        COST OF      ADJUSTMENT-
                                                     HISTORICAL     ONGOING        EXPENSE
                                                       COSTS       OPERATIONS     REDUCTION
                                                   ------------  ------------  -------------
Expense decreases due to consolidation:
  Mortgage banking operations:
   Occupancy expenses, including insurance .......    $ 1,329       $   588        $   741
   Travel, automobile and employee dues ..........        282            67            215
   Telecommunications, postage and supplies ......        900           214            686
   Other, net ....................................      1,047           460            587
                                                   ------------  ------------  -------------
    Subtotal mortgage banking operations .........    $ 3,558       $ 1,329        $ 2,229
                                                   ============  ============  =============
 Retail Banking operations --reductions due to
  consolidation of ten retail branches and retail
  operations center:
   Occupancy expenses, including insurance .......    $11,220       $ 3,405        $ 7,815
   SAIF assessment reduction based on lower
    historical assessment rate for First
    Nationwide  ..................................      6,811         6,011            800
   Travel, automobile and employee dues ..........        410            60            350
   Telecommunications and data processing ........      1,766           364          1,402
   Postage and messenger costs ...................        666           473            193
   Other costs, net ..............................        216           108            108
                                                   ------------  ------------  -------------
    Subtotal retail banking operations ...........    $21,089       $10,421        $10,668
                                                   ============  ============  =============
 Overhead areas, including executive offices,
  legal, human resources, information services,
  accounting, and strategic planning areas:
   Occupancy costs ...............................    $ 1,316       $    --        $ 1,316
   Data processing costs .........................      2,848         1,000          1,848
   Marketing and advertising expenses ............      2,094           500          1,594
   Other overhead costs ..........................      8,072         8,072             --
                                                   ------------  ------------  -------------
    Subtotal overhead areas ......................    $14,330       $ 9,572        $ 4,758
                                                   ============  ============  =============
     Total decreases due to consolidation ........    $38,977       $21,322        $17,655
Elimination of certain nonrecurring expense
 recorded by SFFed related to the acquisition by
 First Nationwide:
   Data processing termination fees ..............        875            --            875
   Investment banker fees related to the SFFed
    Acquisition  .................................      2,311            --          2,311
   Legal fees related to the SFFed Acquisition ...        425            --            425
                                                   ------------  ------------  -------------
     Total expense reduction .....................    $42,588(i)    $21,322        $21,266
                                                   ============  ============  =============

- ------------

   (i) Balance represents total historical noninterest expense of $43,257 less historical amortization of goodwill already adjusted in note 2 on page P-20.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the SFFed Acquisition was computed as follows:

Income before taxes .............................................   $36,114
Add back: permanent differences--amortization of goodwill  ......    13,574
                                                                  ---------
Taxable income ..................................................   $49,688
                                                                  =========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $   915
State taxes, at an assumed rate of 8% ...........................     3,975
                                                                  ---------
                                                                    $ 4,890
                                                                  =========

(6) Represents 20% minority interest relative to $31,224 in pro forma net income relating to the SFFed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(B) LMUSA PURCHASES

                                                                                PRO FORMA     LMUSA PURCHASES
                                               HISTORICAL(A)  ADJUSTMENTS(B)  ADJUSTMENTS(C)  PRO FORMA TOTALS
                                              -------------  --------------  --------------  ----------------
INTEREST INCOME:
Loans receivable ............................    $  22,477         $    --    $          --       $22,477
Securities ..................................           --              --               --            --
Mortgage-backed securities ..................           --              --               --            --
Other interest income .......................           --              --               --            --
                                              -------------  --------------  --------------  ----------------
  Total interest income .....................       22,477              --               --        22,477
INTEREST EXPENSE:
Deposits ....................................           --              --               --            --
Borrowings ..................................       38,358              --          (36,340)(2)     2,018
                                              -------------  --------------  --------------  ----------------
  Total interest expense ....................       38,358              --          (36,340)        2,018
                                              -------------  --------------  --------------  ----------------
Net interest income .........................      (15,881)             --           36,340        20,459
Provision for loan losses ...................           --              --               --            --
                                              -------------  --------------  --------------  ----------------
Net interest income after provision for loan
 losses .....................................      (15,881)             --           36,340        20,459
NONINTEREST INCOME:
Customer banking fees .......................           --              --               --            --
Mortgage banking operations .................       77,887          (1,442)(1)           --        76,445
Net gain (loss) on sales of assets ..........       (1,851)             --               --        (1,851)
Other .......................................        2,690              --               --         2,690
                                              -------------  --------------  --------------  ----------------
  Total noninterest income ..................       78,726          (1,442)              --        77,284
NONINTEREST EXPENSE:
Compensation and benefits ...................       38,426              --          (18,926)(3)    19,500
Other .......................................      300,091              --         (262,010)(4)    38,081
                                              -------------  --------------  --------------  ----------------
Total noninterest income ....................      338,517              --         (280,936)       57,581
                                              -------------  --------------  --------------  ----------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..     (275,672)         (1,442)         317,276        40,162
Income tax (benefit) expense ................           --              --            3,952 (5)     3,952
                                              -------------  --------------  --------------  ----------------
Income (loss) before extraordinary item and
 minority interest ..........................     (275,672)         (1,442)         313,324        36,210
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......           --              --               --            --
                                              -------------  --------------  --------------  ----------------
Net income (loss) before minority interest  .     (275,672)         (1,442)         313,324        36,210
MINORITY INTEREST ...........................           --              --            7,242 (6)     7,242
                                              -------------  --------------  --------------  ----------------
Net income (loss) ...........................    $(275,672)        $(1,442)   $     306,082       $28,968
                                              =============  ==============  ==============  ================

- ------------

   (a) The LMUSA 1995 Purchase was consummated on October 2, 1995. Accordingly, historical financial data relating to operations acquired in the LMUSA 1995 Purchase is presented for the nine months ended September 30, 1995 (unaudited). Historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the year ended December 31, 1995 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

(b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

(c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) decreases in compensation and benefits expense due to reduction in staffing, (iii) elimination of certain other noninterest expense due to consolidation with (Parent) Holdings' existing mortgage banking operations, and (iv) income taxes relative to the LMUSA Purchases.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (B) LMUSA PURCHASES (CONTINUED)

   (1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                               IMPACT ON INCOME BEFORE
                             INCOME TAXES, EXTRAORDINARY
                             ITEM AND MINORITY INTEREST
                                 INCREASE (DECREASE)
                            ---------------------------
Pro forma amortization  ...           $(48,941)
Historical amortization(i)              47,499
                            ---------------------------
                                      $ (1,442)
                            ===========================


         (i) Represents elimination of amortization of mortgage servicing rights of $47,499 included in LMUSA's historical consolidated statement of operations for the year ended December 31, 1995.

   (2) Represents a decrease in interest expense resulting from a reduction in funding costs due to the transfer of custodial accounts acquired to the Bank.

   (3) Represents the adjustment necessary to reduce compensation and benefits expense to the level necessary for the incremental number
       (approximately 650) of LMUSA employees retained by (Parent) Holdings as a result of the LMUSA Purchases, with average annual compensation and benefits per employee of $30.

   (4) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA Purchases and (ii) the consolidation of the LMUSA Purchases into the Bank's existing mortgage banking operations, as follows:

                                                                                DECREASE IN
                                                     LMUSA                         OTHER
                                                   HISTORICAL     ESTIMATED     NONINTEREST
                                                     COSTS      FUTURE COSTS      EXPENSE
                                                 ------------  -------------  -------------
  Components of historical noninterest expense:
   Interest rate swap agreements ...............    $  6,615   $    -- (ii)     $   (6,615)
   Facilities charge-offs ......................      38,559        -- (ii)        (38,559)
   Facilities depreciation .....................       1,797        -- (ii)         (1,797)
   Provision for losses on assets held for sale      180,255        -- (ii)       (180,255)
   Reorganization items ........................      16,892        -- (ii)        (16,892)
   Data processing, document storage,
    administrative services and management
    fees .......................................      20,896     3,004 (iii)       (17,892)
   Other miscellaneous costs ...................      35,077    35,077                  --
                                                 ------------  -------------  -------------
                                                    $300,091   $38,081           $(262,010)
                                                 ============  =============  =============


         (ii) Represents historical amounts related to operations not included in the LMUSA Purchases.

         (iii) Represents amounts necessary to replace these services based on (Parent) Holdings' historical annual cost per loan based on the average number of loans serviced.

   (5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the LMUSA Purchases was computed as follows:






Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers .................................  $  739
State taxes, at an assumed rate of 8% ......................   3,213
                                                             -------
                                                              $3,952
                                                             =======

   (6) Represents 20% minority interest relative to $36,210 in pro forma net income relating to the LMUSA Purchases.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (C) CAL FED ACQUISITION

                                                                                                 CAL FED
                                                                                               ACQUISITION
                                                CAL FED        VALUATION       PRO FORMA        PRO FORMA
                                               HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
                                             ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...........................   $  706,900    $     15,100 (1) $        --     $  722,000
Securities .................................      124,200              --              --        124,200
Mortgage-backed securities .................      164,000          28,600 (1)          --        192,600
Other interest income ......................       12,900              --         (37,222)(3)    (24,322)
                                             ------------  ---------------  ---------------  -------------
 Total interest income .....................    1,008,000          43,700         (37,222)     1,014,478
INTEREST EXPENSE:
Deposits ...................................      441,600         (45,400)(1)          --        396,200
Borrowings .................................      254,500          (9,100)(1)          --        245,400
                                             ------------  ---------------  ---------------  -------------
 Total interest expense ....................      696,100         (54,500)             --        641,600
                                             ------------  ---------------  ---------------  -------------
Net interest income ........................      311,900          98,200         (37,222)       372,878
Provision for loan losses ..................       31,800              --              --         31,800
                                             ------------  ---------------  ---------------  -------------
Net interest income after provision for
 loan losses ...............................      280,100          98,200         (37,222)       341,078
NONINTEREST INCOME:
Customer banking fees ......................       42,100              --              --         42,100
Mortgage banking operations ................       12,400          (8,800)(1)          --          3,600
Net gain (loss) on sales of assets  ........        6,600              --              --          6,600
Other ......................................        2,400              --              --          2,400
                                             ------------  ---------------  ---------------  -------------
 Total noninterest income ..................       63,500         (8,800)              --         54,700
NONINTEREST EXPENSE:
Compensation and benefits ..................       97,100              --         (27,692)(4)     69,408
Other ......................................      152,800          56,454 (2)     (50,328)(4)    158,926
                                             ------------  ---------------  ---------------  -------------
 Total noninterest expense .................      249,900          56,454         (78,020)       228,334
                                             ------------  ---------------  ---------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  .       93,700          32,946          40,798        167,444
Income tax (benefit) expense ...............          100              --          25,937 (5)     22,374
                                             ------------  ---------------  ---------------  -------------
Income (loss) before extraordinary item and
 minority interest .........................       93,600          32,946          18,524        145,070
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  .....           --              --              --             --
                                             ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest         93,600          32,946          18,524        145,070
MINORITY INTEREST ..........................       25,600              --          23,894 (6)     49,494
                                             ------------  ---------------  ---------------  -------------
Net income (loss) ..........................   $   68,000    $     32,946     $    (5,370)    $   95,576
                                             ============  ===============  ===============  =============

- ------------

(a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

(b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed operations with (Parent) Holdings' and (iii) income taxes relative to the Cal Fed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                               IMPACT ON INCOME
                             BEFORE INCOME TAXES,
                              EXTRAORDINARY ITEM
                             AND MINORITY INTEREST
                              INCREASE/(DECREASE)
                            ---------------------
Loans receivable, net  ....         $15,100
Mortgage-backed securities           28,600
Deposits ..................          45,400
Borrowings ................           9,100
Mortgage servicing rights            (8,800)
                            =====================

(2)    Represents adjustments consisting of the following:

                                                                         IMPACT ON INCOME
                                                                       BEFORE INCOME TAXES,
                                                                        EXTRAORDINARY ITEM
                                                                       AND MINORITY INTEREST
                                                                        INCREASE/(DECREASE)
                                                                      ---------------------
Amortization of fair value adjustment--amortization of goodwill  ....        $(59,930)
Elimination of amortization of Cal Fed's historical intangible
 assets .............................................................           3,476
                                                                      ---------------------
                                                                             $(56,454)
                                                                      =====================

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of (Parent) Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of 850, or approximately 35%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the year ended December 31, 1995 represents a 32% reduction over historical levels based on management's current transition plan:

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION (CONTINUED)

                                     CAL FED       COST OF      ADJUSTMENT-
                                   HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                        COSTS       OPERATIONS     REDUCTION
- -------------------------------  -------------  ------------  -------------
Compensation:
 Retail Banking ................    $ 50,284       $ 50,913     $    (629)
 Information Technology ........         625          1,428          (803)
 Commercial Real Estate ........       8,248          1,851         6,397
 Mortgage Banking ..............      18,426         12,545         5,881
 Legal .........................       1,930            880         1,050
 Finance .......................       6,412            875         5,537
 Internal Audit ................       1,383            212         1,171
 Executive and Other ...........       5,932             --         5,932
 Human Resources ...............       2,818            300         2,518
 Corporate Services ............       1,071            433           638
                                 -------------  ------------  -------------
                                      97,129         69,437        27,692
Occupancy & Other Expense:
 Retail Banking ................      12,166         27,555       (15,389)
 Information Technology ........      30,048          8,549        21,499
 Commercial Real Estate ........       3,739            379         3,360
 Mortgage Banking ..............       7,055          4,788         2,267
 Legal .........................       3,364          7,420        (4,056)
 Finance .......................       7,819            481         7,338
 Internal Audit ................         560             --           560
 Executive and Other ...........       6,193             --         6,193
 Human Resources ...............       3,574             --         3,574
 Corporate Services ............      48,782         23,800        24,982
                                 -------------  ------------  -------------
                                     123,300         72,972        50,328

SAIF Deposit Insurance Premium        25,996         25,996            --
                                 -------------  ------------  -------------
 Total Noninterest Expense  ....    $246,425(i)    $168,405      $ 78,020
                                 =============  ============  =============

(i) Balance represents total historical nonintereest expense of $249,900 less historical amortization of intangible assets already adjusted in note 2 on page P-26.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Cal Fed Acquisition was computed as follows:

Income before taxes .............................................   $167,444
Add back: permanent differences--amortization of goodwill  ......     59,930
                                                                  ----------
Taxable income ..................................................   $227,374
                                                                  ==========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  4,184
State taxes, at an assumed rate of 8% ...........................     18,190
                                                                  ----------
                                                                    $ 22,374
                                                                  ==========

(6) Represents 20% minority interest relative to $119,470 in pro forma net income relating to the Cal Fed Acquisition after giving effect to the Cal Fed preferred stock dividends of $25,600.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (D) BRANCH SALES

                                                                                           BRANCH SALES
                                          OHIO SALE PRO   MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
                                              FORMA         PRO FORMA       PRO FORMA         TOTALS
                                         -------------  ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable .......................      $   (119)(a)    $    (64)(a)    $    (440)(a) $     (623)
Securities .............................            --              --               --             --
Mortgage-backed securities .............            --              --               --             --
Other interest income ..................            --              --               --             --
                                         -------------  ---------------  --------------     -----------
 Total interest income .................          (119)            (64)            (440)          (623)
INTEREST EXPENSE:
Deposits ...............................       (65,588)(a)     (32,677)(a)     (113,265)(a)   (211,530)
Borrowings .............................        86,565 (1)      45,869 (1)      148,237 (1)    280,671 (1)
                                         -------------  ---------------  --------------     -----------
 Total interest expense ................        20,977          13,192           34,972         69,141
                                         -------------  ---------------  --------------     -----------
Net interest income ....................       (21,096)        (13,256)         (35,412)       (69,764)
Provision for loan losses ..............            --              --               --             --
                                         -------------  ---------------  --------------     -----------
Net interest income after provision for
 loan losses ...........................       (21,096)        (13,256)         (35,412)       (69,764)
NONINTEREST INCOME:
Customer banking fees ..................        (7,076)(a)      (5,673)(a)       (9,479)(a)    (22,228)
Mortgage banking operations ............            --              --               --             --
Net loss on sales of assets ............            --              --               --             --
Other ..................................          (240)(a)        (139)(a)         (410)(a)       (789)
                                         -------------  ---------------  --------------     -----------
                                                (7,316)         (5,812)          (9,889)       (23,017)
NONINTEREST EXPENSE:
Compensation and benefits ..............        (6,771)(a)       (4,154)(a)       (8,551)(a)    (19,476)
Other ..................................        (7,436)(a)       (4,348)(a)      (14,039)(a)    (25,823)
                                         -------------  ---------------  --------------     -----------
 Total noninterest expense .............       (14,207)          (8,502)         (22,590)       (45,299)
                                         -------------  ---------------  --------------     -----------
Income (loss) before income taxes,
 extraordinary item and minority
 interest ..............................       (14,205)         (10,566)         (22,711)       (47,482)
Income tax (benefit) expense ...........        (1,397)          (1,039)          (2,235)        (4,671)(2)
                                         -------------  ---------------  --------------     -----------
Income (loss) before extraordinary item
 and minority interest .................       (12,808)          (9,527)         (20,476)       (42,811)
Extraordinary item-gain on early
 extinguishment of FHLB advances, net  .            --               --               --             --
                                         -------------  ---------------  --------------     -----------
Net income (loss) before minority
 interest ..............................       (12,808)          (9,527)         (20,476)       (42,811)
MINORITY INTEREST ......................        (2,561)          (1,905)          (4,096)        (8,562)(3)
                                         -------------  ---------------  --------------     -----------
Net income (loss) ......................   $   (10,247)     $    (7,622)    $    (16,380)    $  (34,249)
                                         =============  ===============  ==============     ===========

- ------------

(a) Represents historical information related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)

   (1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

     FUNDING                                            ADDITIONAL                 INTEREST
     SOURCE                     PERIOD                  BORROWINGS      RATE       EXPENSE
- ---------------  -----------------------------------  ------------  -----------  ----------
FHLB Advances     January 1, 1995 - December 31, 1995    $2,000,000  7.72%(i)       $154,400
Reverse Repos     January 1, 1995 - December 31, 1995     2,132,967  5.92%(ii)       126,271
                                                       ------------               ----------
                                                         $4,132,967                 $280,671
                                                       ============               ==========

The sales are assumed to be funded by a combination of a one-year FHLB advance of $2 billion and reverse repurchase agreements, as these instruments most closely meet the Bank's current interest rate risk management objectives in conjunction with the borrowing capacities for the respective debt instruments. Additional pro forma borrowings are computed as follows:

                                                  OHIO       MICHIGAN    NORTHEAST       TOTAL
                                             ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995 ..........   $1,431,872    $749,788    $2,369,728    $4,551,388
Less:
 Carrying value of office premises and
  equipment ................................        8,591       6,510        13,397        28,498
 Carrying value of loans receivable  .......        2,836       3,333         6,353        12,522
 Carrying value of cash and cash
  equivalents ..............................        9,395       3,830         8,150        21,375
 Gain on sale (iii) ........................      131,233      52,510       172,283       356,026
                                             ------------  ----------  ------------  ------------
Additional pro forma borrowings ............   $1,279,817    $683,605    $2,169,545    $4,132,967
                                             ============  ==========  ============  ============

(i)     Represents rate for a one-year fixed rate FHLB advance as of January
        1, 1995.

(ii)    Represents average reverse repurchase rate for 1995.

(iii)   Represents pro forma gain on Branch Sales, computed as follows:

                                        OHIO       MICHIGAN    NORTHEAST       TOTAL
                                   ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995    $1,431,872    $749,788    $2,369,728    $4,551,388
Premium percentage per contract  .         9.10%       7.18%         7.30%         7.85%
                                   ------------  ----------  ------------  ------------
 Total pro forma premium .........      130,300      53,835       172,990       357,125
 Adjustment of intangibles
  related to deposits sold .......          933      (1,325)         (707)       (1,099)
                                   ------------  ----------  ------------  ------------
 Gain on sale of deposits (a)  ...   $  131,233    $ 52,510    $  172,283    $  356,026
                                   ============  ==========  ============  ============

  (a) The remaining assets and liabilities will be sold at their respective carrying values, resulting in no gain or loss.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Branch Sales was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers ........................   $  (873)
State taxes, at an assumed rate of 8% .............    (3,798)
                                                    ---------
                                                      $(4,671)
                                                    =========

(3) Represents minority interest relative to $42,811 in pro forma losses relating to the Branch Sales.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(E) PRO FORMA ADJUSTMENTS

(1)    Represents interest expense as follows:

$525 million New FN Holdings Notes at 10 3/4% per
 annum (estimated) ...................................  $ 56,438
$140 million FN Holdings 9 1/8% Senior Subordinated
 Notes ...............................................    12,775
$455 million (Parent) Holdings 12 1/2% Senior Notes  .    56,875
                                                       ---------
                                                        $126,088
                                                       =========

   A change in the interest rate payable with respect to the New FN Holdings of .25% would change interest expense by $1,313.

(2)    Represents the amortization of:

$18,500 in deferred debt issuance costs over the seven year
 term of the New FN Holdings Notes .............................   $2,643
$5,600 in deferred debt issuance costs over the seven year term
 of the FN Holdings 9 1/8% Senior Subordinated Notes  ..........      800
$18,076 in deferred debt issuance costs over the seven year
 term of the (Parent) Holdings 12 1/2% Senior Notes  ...........    2,582
                                                                 --------
                                                                   $6,025
                                                                 ========

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the issuance of the Holdings 9 1/8% Senior Subordinated Notes, the New FN Holdings Notes and the (Parent) Holdings 12 1/2% Senior Notes was computed as follows:

 Federal AMT, reduced to the extent of 90%, by net
 operating loss carryovers ................................   $ (2,431)
State taxes, at an assumed rate of 8% .....................    (10,569)
                                                            ----------
                                                              $(13,000)
                                                            ==========

(4) Represents dividends on FN Holdings Preferred Stock (estimated at 10% per annum). A change of .25% in the dividend rate payable with respect to the FN Holdings Preferred Stock would change dividends by $375. Also includes 20% minority interest relative to $65,507, net of tax, in pro forma expenses relating to the New FN Holdings Notes and the FN Holdings 9 1/8% Senior Subordinated Notes.

(5) Management expects the Bank to maintain its "well capitalized" status upon consummation of the Cal Fed Acquisition. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed prior to the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).